Earnings per Unit	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Earnings per Unit

Note 10 – Earnings Per Unit

Basic EPU is computed by dividing net income attributable to the Company’s unitholders by the weighted average number of units of common stock outstanding for the period. The Company does not have any potentially dilutive securities that would impact the basic EPU.

The following table provides a reconciliation of the numerator and denominator used for basic and diluted earnings per unit (in thousands, except units and per unit data):

	Year Ended December 31,
	2024	2023	2022
Net income	$80,249	$58,089	$32,729
Weighted average common units outstanding	7,710,656	5,100,000	1,000
Basic and diluted earnings per unit	$10.41	$11.39	$32,729